MERCER FUNDS

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2016, as supplemented JANUARY 4, 2017

The date of this Supplement is July 13, 2017.

The following changes are made in the Statement of Additional Information (“SAI”) of Mercer Funds:

1.       Effective May 31, 2017, Scott Zoltowski, Vice President, Secretary and Chief Legal Counsel of the Mercer Funds resigned. Jeremiah France has taken on a different role within the organization and has therefore been removed as Vice President and Assistant Treasurer. The information relating to Mr. Zoltowski and Mr. France in the section entitled “Management of the Trust – Officers”, beginning on page 34 of the SAI are deleted in their entirety.

2.       Effective June 1, 2017, Colin Dean has been appointed Vice President, Secretary and Chief Legal Counsel, Carol-Ann McMahon has been appointed Vice President and Assistant Treasurer, Caroline Hulme has been appointed Vice President and Assistant Secretary and Janice Desmond’s title has change to include Vice President. Their bios beginning on page 34 of the SAI are as follows:

Colin Dean (40)	Vice President, Chief Legal Officer and Secretary	Since 2017	Mr. Dean has served as Senior Legal Counsel - Investments for Mercer Investment Management, Inc. and Mercer Investment Consulting LLC since 2010.

Carol Ann McMahon (45)	Vice President and Assistant Treasurer	Since 2017	Ms. McMahon is a Partner and Global and US GBS Wealth COO. Carol Ann was appointed to the role of global COO for investments in January 2016, and US COO in January 2017 and prior to that held the position of European COO since 2006.

Janice Desmond (65)	Vice President, Treasurer and Chief Financial Officer	Since 2017	Ms. Desmond is a CPA and has served as Head of Fund Administration for Mercer Investment Management, Inc. since 2010.

Caroline Hulme (32)	Vice President and Assistant Secretary	Since 2017	Ms. Hulme has served as Legal Counsel - Investments for Mercer Investment Management, Inc. and Mercer Investment Consulting LLC since 2014. Prior to 2014, she was an Associate in the investment management practice group of Bingham McCutchen LLP